ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY
 YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS
      SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS
   AND PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE
     INFORMATION IN ALL-PRIOR STUCTURAL AND COLLATERAL TERM SHEETS, IF ANY.


                     STRUCTURAL AND COLLATERAL TERM SHEET



            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-C1

                                $1,035,161,999
                      (Approximate Initial Pool Balance)

                ---------------------------------------------

                             JPMORGAN CHASE BANK
                        PNC BANK, NATIONAL ASSOCIATION
                      LASALLE BANK NATIONAL ASSOCIATION
                            Mortgage Loan Sellers

                         MIDLAND LOAN SERVICES, INC.
                               Master Servicer

                         MIDLAND LOAN SERVICES, INC.
                                Special Servicer

                ---------------------------------------------

                        FOR FURTHER INFORMATION CONTACT:

                          J.P. MORGAN SECURITIES INC.

      Brian Baker                  Glenn Riis                Andy Taylor
     (212) 834-3813              (212) 834-3813             (212) 834-3813


            ABN AMRO INCORPORATED               PNC CAPITAL MARKETS, INC.

      Frank Forelle        Gerald Sneider              Tim Martin
     (212) 409-7721        (212) 409-7587            (704) 846-3306

        JPMORGAN              ABN AMRO INCORPORATED    PNC CAPITAL MARKETS, INC.

                            DEUTSCHE BANC ALEX. BROWN

The analyses in this report are based upon information provided by JPMorgan Chase Bank, PNC Bank, National Association and LaSalle Bank National Association, (the "Sellers"). J.P. Morgan Securities Inc., ABN AMRO Incorporated, PNC Capital Markets, Inc., Deutsche Banc Alex. Brown Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. J.P. Morgan Securities Inc. is acting as sole bookrunner and as co-lead manager with ABN AMRO Incorporated and PNC Capital Markets, Inc. on this offering. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Final Prospectus and Final Prospectus Supplement and any other information. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Final Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                                                 EXPECTED
                          APPROX.      CREDIT    WEIGHTED     EXPECTED
                           FACE/      SUPPORT        AVG.      PAYMENT
          RATINGS BY     NOTIONAL       (% OF        LIFE       WINDOW
CLASS      FITCH/S&P    AMOUNT (MM)   BALANCE)  (YEARS)(A) (MONTHS) (A)
-------- -------------- ------------ ---------- ---------- -------------
PUBLICLY OFFERED CLASSES
A-1        AAA / AAA     51,200,000     21.375%    2.50    01/02 - 04/06
A-2        AAA / AAA    156,900,000     21.375%    6.50    04/06 - 01/11
A-3        AAA / AAA    580,796,000     21.375%    9.64    01/11 - 10/11
A3-F       AAA / AAA     25,000,000     21.375%    9.64    01/11 - 10/11
B           AA / AA      47,876,000     16.750%    9.83    10/11 - 10/11
C            A / A       43,995,000     12.500%    9.85    10/11 - 11/11
D           A- / A-      12,939,000     11.250%    9.91    11/11 - 11/11

PRIVATELY OFFERED CLASSES
-------- -------------- ------------ ---------- ---------- -------------
X1         AAA / AAA            TBD          NA      NA               NA
X2         AAA / AAA            TBD          NA      NA               NA
E          BBB / BBB     25,879,000      8.750%      NA               NA
F         BBB- / BBB-    12,940,000      7.500%      NA               NA
G          BB+ / BB+     21,997,000      5.375%      NA               NA
H           BB / BB       9,058,000      4.500%      NA               NA
J          BB- / BB-      6,469,000      3.875%      NA               NA
K           B+ / B+      10,352,000      2.875%      NA               NA
L            B / B        5,176,000      2.375%      NA               NA
M           B- / B-       5,176,000      1.875%      NA               NA
NR         U/R - U/R     19,408,998          NA      NA               NA
-------- -------------- ------------ ---------- ---------- -------------
NC-1       AA / AA-      10,886,000          NA      NA               NA
NC-2       AA- / A+      10,866,000          NA      NA               NA
NC-3         A / A       10,886,000          NA      NA               NA
NC-4        A- / A-       6,707,000          NA      NA               NA
-------- -------------- ------------ ---------- ---------- -------------

Note: (a) Calculated at 0% CPR, no balloon extensions, ARD loan pays in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults

KEY FEATURES
------------
Lead Managers:                     J.P. Morgan Securities Inc. (Bookrunner)
                                   ABN AMRO Incorporated
                                   PNC Capital Markets, Inc.

Co-Manager:                        Deutsche Banc Alex. Brown Inc.

Mortgage Loan Sellers:             JP Morgan Chase Bank (52.8%)
                                   PNC Bank, National Association (25.3%)
                                   LaSalle Bank National Association (22.0%)

Master Servicer:                   Midland Loan Services, Inc.

Special Servicer:                  Midland Loan Services, Inc.

Trustee:                           Wells Fargo Bank Minnesota, N.A.

Paying Agent:                      LaSalle Bank National Association

Rating Agencies:                   Fitch, Inc.
                                   Standard & Poor's Ratings Services

Pricing:                           On or about December  4, 2001

Closing Date:                      On or about December 14, 2001

Cut-off Date:                      December 10, 2001

Distribution Date:                 12th of each month, or following business day

Payment Delay:                     11days

ERISA Eligible:                    A-1, A-2, A-3, A3-F, B, C, and D

Structure:                         Sequential pay

Day Count:                         30/360 (Actual/360 for the A3-F)

Tax Treatment:                     REMIC

Rated Final Distribution Date:     Distribution Date in October 2035

Clean-up Call:                     1%

Minimum Denomination:              $25,000 (among the publicly offered classes)

Delivery:                          DTC, Euroclear and Cedel

================================================================================

COLLATERAL FACTS
----------------
Initial Pool Balance:                                       $1,035,161,999
Number of Mortgage Loans:                                              170
Number of Mortgaged Properties:                                        177
Average Cut-off Date Balance per Loan:                          $6,089,188
Average Cut-off Date Balance per Property:                      $5,848,373
Weighted Average Current Mortgage Rate:                            7.2836%
Weighted Average UW DSCR:                                            1.52x
Weighted Average Cut-off Date LTV Ratio:                             68.1%
Weighted Avg. Remaining Term to Maturity or ARD (months):              115
Weighted Average Remaining Amortization Term (months):                 345
Weighted Average Seasoning (months):                                     4
Ten Largest Loans as % of Balance:                                   30.3%

TEN LARGEST LOANS OR CROSS COLLATERALIZED GROUPS
------------------------------------------------
                                        BAL % BY
LOAN                           (MM)    BAL.    DSCR   LTV   PROPERTY TYPE
----------------------------- ------ ------- ------- ------ --------------------
Newport                       $120.6   11.7%   2.39x  44.7% Anchored Retail
WestCoast Grand on Fifth Ave.   35.9    3.5    1.55   59.3  Full Service Hotel
Plaza at Woodbridge             35.8    3.5    1.37   65.1  Anchored Retail
Westgate Plaza                  25.8    2.5    1.27   79.9  Anchored Retail
Jupiter Multifamily Portfolio   19.3    1.9    1.28   77.1  Multifamily
30 & 45 Technology Drive        16.2    1.6    1.26   75.2  Industrial
Cranberry Commons               15.9    1.5    1.22   74.4  Anchored Retail
Augusta Apartment Complex       15.4    1.5    1.33   79.6  Multifamily
Fair Oaks Mall                  15.0    1.4    1.25   66.5  Anchored Retail
The Windward Apartments         13.5    1.3    1.26   78.4  Multifamily
----------------------------- ------ ------- ------- ------ --------------------
TOTAL/WTD. AVG.               $313.2   30.3%   1.74x  60.9%

GEOGRAPHIC DISTRIBUTION
-----------------------
                                                CUT-OFF DATE BALANCE
                                     -------------------------------------------
                             NO. OF                    % OF        WA    WA UW
STATE                    PROPERTIES       (MM)          UPB       LTV     DSCR
---------------------- ------------- ----------- ----------- --------- ---------
New Jersey                        7     $195.0         18.8%     53.2%   2.01x
California                       23      137.8         13.3      71.4    1.33
Texas                            20      101.2          9.8      75.1    1.29
New York                          4       56.1          5.4      62.7    2.19
Maryland                          7       49.5          4.8      68.4    1.40
Other States                    116      495.6         47.9      72.2    1.36
---------------------- ------------- ----------- ----------- --------- ---------
TOTAL/WTD. AVG.                 177   $1,035.2        100.0%     68.1%   1.52x


PROPERTY TYPE DISTRIBUTION
                                                CUT-OFF DATE BALANCE
                                     -------------------------------------------
                             NO. OF                    % OF        WA    WA UW
PROPERTY TYPE            PROPERTIES        (MM)         UPB       LTV     DSCR
---------------------- ------------- ----------- ----------- --------- ---------
Retail                           41      $409.2       39.5%    63.9%      1.64x
     Anchored                    37       275.6       26.6     72.1       1.32
     Regional Mall                1       120.6       11.7     44.7       2.39
     Unanchored                   3        13.0        1.3     68.7       1.43
Multifamily                      81       332.9       32.2     72.8       1.47
Office                           20       108.3       10.5     69.1       1.41
     CBD                          5        27.9        2.7     70.2       1.39
     Suburban                    15        80.4        7.8     68.7       1.42
Industrial                       16       100.2        9.7     73.3       1.33
Full Service Hotel                3        50.1        4.8     56.6       1.59
Mobile Home Park                 13        28.5        2.8     71.6       1.35
Self-Storage                      3         5.9        0.6     67.6       1.35
---------------------- ------------- ----------- ----------- --------- ---------
TOTAL/WTD. AVG.                 177    $1,035.2      100.0%    68.1%      1.52X

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                                    % OF PRINCIPAL                       WA
PRINCIPAL BALANCE($)                    NO. OF LOANS      PRINCIPAL BALANCE ($)            BALANCE  WA UW DSCR          LTV
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------
$648,519 - $1,000,000                        11                      $9,390,525               0.9%       1.46x        61.0%
$1,000,001 - $2,000,000                      24                      34,777,298               3.4%       1.36x        70.0%
$2,000,001 - $5,000,000                      71                     228,189,252              22.0%       1.35x        74.1%
$5,000,001 - $10,000,000                     41                     305,094,735              29.5%       1.37x        70.4%
$10,000,001 - $20,000,000                    19                     239,616,095              23.1%       1.50x        71.8%
$20,000,001 - $50,000,000                     3                      97,459,093               9.4%       1.41x        66.9%
$50,000,001 - $120,635,000                    1                     120,635,000              11.7%       2.39x        44.7%
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------
TOTAL:                                      170                  $1,035,161,999             100.0%       1.52x        68.1%
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------
AVERAGE PER LOAN:       $6,089,188
AVERAGE PER PROPERTY:   $5,848,373



                             MORTGAGE INTEREST RATES

                                                                                     %  PRINCIPAL                        WA
MORTGAGE INTEREST RATE (%)              NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
6.568% - 6.750%                               3                     $127,135,000            12.3%        2.34x        45.8%
6.751% -  7.000%                             23                      122,478,044            11.8%        1.38x        73.9%
7.001% - 7.250%                              55                      257,089,308            24.8%        1.36x        72.6%
7.251% - 7.500%                              37                      227,906,955            22.0%        1.55x        69.4%
7.501% - 7.750%                              30                      179,848,609            17.4%        1.29x        73.6%
7.751% - 8.000%                              18                      113,781,852            11.0%        1.43x        65.3%
8.001% - 8.670%                               4                        6,922,230             0.7%        1.30x        70.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                      170                   $1,035,161,999          100.0%         1.52x        68.1%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
WEIGHTED AVERAGE MORTGAGE INTEREST RATE:   7.2836%



                                     UW DSCR

                                                                                            % OF
                                                                                       PRINCIPAL                         WA
UW DSCR (X)                             NO. OF LOANS       PRINCIPAL BALANCE ($)         BALANCE   WA UW DSCR           LTV
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------
1.150x - 1.200x                               7                      $24,829,212            2.4%        1.19x         73.0%
1.201x - 1.250x                              21                      128,481,427           12.4%        1.23x         75.5%
1.251x - 1.300x                              42                      249,681,492           24.1%        1.27x         76.2%
1.301x - 1.400x                              58                      300,726,360           29.1%        1.34x         72.6%
1.401x - 1.500x                              19                       86,376,110            8.3%        1.43x         69.6%
1.501x - 1.600x                               8                       58,136,929            5.6%        1.55x         61.9%
1.601x - 1.700x                               4                       19,839,821            1.9%        1.64x         62.4%
1.701x - 1.800x                               3                        8,377,946            0.8%        1.73x         54.9%
1.901x - 2.000x                               4                       23,268,016            2.2%        1.92x         47.2%
2.001x - 5.220x                               4                      135,444,686           13.1%        2.66x         42.3%
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------
TOTAL:                                      170                   $1,035,161,999          100.0%        1.52x         68.1%
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------
WEIGHTED AVERAGE: 1.52x

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                              LOAN-TO-VALUE RATIOS

                                                                                   % OF PRINCIPAL                        WA
LTV (%)                                 NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
19.5% - 45.0%                                 8                     $151,945,755            14.7%        2.57x        42.4%
45.1% -  50.0%                                1                        6,183,329             0.6%        1.40x        46.8%
50.1% - 55.0%                                 5                       13,029,238             1.3%        1.85x        52.2%
55.1% - 60.0%                                10                       66,576,153             6.4%        1.49x        58.4%
60.1% - 65.0%                                 8                       39,539,790             3.8%        1.51x        63.3%
65.1% - 70.0%                                22                      139,349,770            13.5%        1.37x        67.2%
70.1% - 75.0%                                41                      204,400,830            19.7%        1.31x        73.3%
75.1% - 80.0%                                73                      410,236,295            39.6%        1.28x        78.1%
80.1% - 84.9%                                 2                        3,900,841             0.4%        1.23x        83.1%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                      170                   $1,035,161,999           100.0%        1.52x        68.1%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
WEIGHTED AVERAGE: 68.1%



                RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

REMAINING TERM TO                                                                  % OF PRINCIPAL                        WA
MATURITY/ARD (MONTHS)                   NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
52.0 - 100.0                                 11                     $65,692,251              6.3%        1.32x        71.5%
101.0 - 120.0                               150                     904,374,842             87.4%        1.49x        68.8%
121.0 - 150.0                                 1                      35,814,360              3.5%        1.37x        65.1%
151.0 - 200.0                                 7                      21,495,141              2.1%        3.64x        37.4%
201.0 - 237.0                                 1                       7,785,404              0.8%        1.23x        56.0%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                      170                  $1,035,161,999            100.0%        1.52x        68.1%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
WEIGHTED AVERAGE:  115 MONTHS



                               AMORTIZATION TYPES

                                                                                   % OF PRINCIPAL                        WA
TYPE OF AMOTIZATION                     NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
Balloon Loans                               160                    $861,958,515             83.3%        1.41x        71.1%
Interest-only Loans (1)                       4                     156,345,085             15.1%        2.14x        52.2%
ARD Loans                                     1                       5,318,580              0.5%        1.20x        78.0%
Fully Amortizing Loans                        5                      11,539,819              1.1%        1.26x        56.2%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                      170                  $1,035,161,999            100.0%        1.52x        68.1%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------


(1) These mortgage loans provide for monthly payments of interest-only for a period ranging from 6 months to 2 years of the mortgage loans and the payment of the balloon amount of the mortgage loans at maturity.

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1, A-2, A-3, A-3F regular interest, X-1, and X-2 Certificates and then, after payment of the principal distribution amount to such Classes, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, and NR Certificates.

o The pass-through rate for the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, NR and NC Certificates will be equal to either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. The pass-through rate for the class A-3F Certificates will be equal to Libor + [ ] bps. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o All Classes except A3-F offered will accrue interest on a 30/360 basis. Class A3-F will accrue interest on an ACT/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, (A-3 and A-3F pro-rata), B, C, D, E, F, G, H, J, K, L, M, and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be borne by the Classes (other than the Class NC Certificates and Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, A-2, A-3 and A-3F regular interest. The Class NC Certificates will bear losses on the Newport Loan in reverse sequential order from Class NC-4 up to Class NC-1.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1, A-2, A-3 and A-3F Certificates, principal distributions will be allocated pro-rata to the Class A-1, A-2, A-3 and A-3F Certificates.

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates and the Class E and Class F certificates, according to a specified formula, with any remaining amount payable to the Class X-1 and X-2 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                     Principal Paid to Class   (Pass - Through Rate on Class -- Discount Rate)
Prepayment Premium X ----------------------- X -----------------------------------------------
                       Total Principal Paid        (Mortgage Rate on Loan -- Discount Rate)

o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X-1 and X-2 Certificates.

o The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans and a reduction in interest advances. Under certain circumstances, the special servicer obtains a new appraisal and to the extent any such adjustment is not reversed, the interest portion of any P&I Advance will continue to be reduced in proportion to such adjustment.

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                          NEWPORT CENTRE LOAN STRUCTURE

o The ownership interest in the largest mortgage loan in the pool will be split into a senior interest and subordinate interest. The Senior Component will represent approximately 11.7% of the Initial Pool Balance.

o All distributions of principal and interest with respect to the Senior Component will be distributed to the certificates as described below.

o The holders of the Subordinate Component, represented by the NC Certificates, are only entitled to distributions of interest after all accrued and unpaid interest on the Senior Component has been paid and distributions of principal after the principal balance of the Senior Component has been reduced to zero, and only then with respect to payments received on the Newport Loan


                                   ------------------------------------------
                                   | -----------------    ----------------- |
-------------------    \           | |      AAA      |    |   X(IO) AAA   | |
|                 |     \          | -----------------    ----------------- |
|                 |     |          ------------------------------------------
|                 |     |                        \/         /\
|                 |     |               |     -------------------    /|\
|                 |     |               |     |       AAA       |     |
|     Conduit     |     |               |     -------------------     |
|      loans      |     |               |        \/   AA    /\        |
|   (Excluding    |     |               |     -------------------     |
|    Newport)     |     |               |     |        A        |     |
|     $914mm      |     |               |     -------------------     |
|                 |     \               |        \/         /\        |
|                 |      \              |     -------------------     |
|                 |      /    Principal |     |        A-       |     |
-------------------     /         &     |     -------------------     |
-------------------     |      Interest |        \/         /\        |
|                 |     |               |     -------------------     | Losses
|                 |     |               |     |       BBB       |     |
|                 |     |               |     -------------------     |
|     Newport     |     |               |        \/         /\        |
|     Senior      |     |               |     -------------------     |
|    Component    |     |               |     |       BBB-      |     |
|     $121mm      |     |               |     -------------------     |
|                 |     |               |        \/         /\        |
|                 |     |               |     -------------------     |
|                 |     /               |     |   BB+ thru NR   |     |
-------------------    /               \|/    -------------------     |
--- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --| --- ---
                                                                      |
-------------------                                                   |
|                 |                                                   |
|     Newport     |  Principal & Interest     -------------------     |
|   Subordinate   |                        \  |     Newport     |     |
|   Component     |  -----------------------  |    NC Classes   |     |
|     $39mm       |                        /  -------------------     |
|                 |                                                   |
-------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


      TOP 10 MORTGAGE LOANS OR GROUP OF CROSS-COLLATERALIZED MORTGAGE LOANS

                                                       PERCENTAGE OF               CUT-OFF
LOAN NAME                                  AGGREGATE    INITIAL POOL              DATE LTV
(LOCATION)                           CUT-OFF BALANCE         BALANCE   UW DSCR       RATIO      PROPERTY TYPE       LOAN PURPOSE
------------------------------------ ---------------- --------------- --------- ----------- --------------------- ----------------
Newport (1)                             $120,635,000           11.7%     2.39x       44.7%     Anchored Retail       Refinance
(Jersey City, NJ)

WestCoast Grand on Fifth Ave.            $35,879,968            3.5%      1.55       59.3%    Full Service Hotel     Refinance
(Seattle, WA)

Plaza at Woodbridge                      $35,814,360            3.5%      1.37       65.1%     Anchored Retail       Refinance
(Woodbridge, NJ)

Westgate Plaza                           $25,764,765            2.5%      1.27       79.9%     Anchored Retail       Refinance
(Gates, NY)

Jupiter Multifamily Portfolio (2)        $19,252,012            1.9%      1.28       77.1%       Multifamily         Refinance
(Various)

30 & 45 Technology Drive                 $16,159,752            1.6%      1.26       75.2%        Industrial         Refinance
(Warren, NJ)

Cranberry Commons                        $15,912,458            1.5%      1.22       74.4%     Anchored Retail       Refinance
(Cranberry Township, PA)

Augusta Apartment Complex                $15,357,991            1.5%      1.33       79.6%       Multifamily        Acquisition
(Las Vegas, NV)

Fair Oaks Mall                           $14,952,470            1.4%      1.25       66.5%    Anchored Retail        Refinance
(Columbus, IN)

The Windward Apartments                  $13,480,539            1.3%      1.26       78.4%       Multifamily        Acquisition
(Clear Lake City, TX)

------------------------------------ ---------------- --------------- --------- ----------- --------------------- ----------------

TOTAL/WEIGHTED AVERAGE                  $313,209,316           30.3%     1.74x       60.9%
------------------------------------ ---------------- --------------- --------- ----------- --------------------- ----------------

(1) Ownership interest in the Newport will be split into a senior ($121mm) and subordinate ($39mm) components

(2) Statistics represent weighted averages of the cross-collateralized mortgage loans.

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                 NEWPORT CENTRE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                    CUT-OFF DATE
                             --------                    ------------
PRINCIPAL BALANCE
SENIOR COMPONENT:            $120,635,000                 $120,635,000
SUBORDINATE COMPONENT:        $39,365,000                  $39,365,000

% OF POOL BY IPB:            11.7%
(SENIOR COMPONENT)

SELLER:                      JPM

LOAN DATE:                   9/28/01

INTEREST RATE:               6.5675%

MATURITY DATE:               10/10/11

REMAINING AMORTIZATION:      360 months

SPONSOR: Simon Family interests own 57% and the Lefrak family interests own 42%. Simon Property Group has the largest and most geographically diverse retail portfolio of any publicly traded REIT in North America. Herb Glimcher family interests own a very small percentage of the property for tax purposes but they do not have any influence on the business operations of the partnership.

CALL PROTECTION:             Lockout 24 months
                             Defeasance 87 months
                             Open 7 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:
                      UPFRONT ESCROW           MONTHLY BALANCE
                      ----------------------------------------
ENVIRONMENTAL             $3,561,000                         -
TAXES                        336,213                    84,053
REPLACEMENT RESERVES          85,000                     6,250
                          ----------                 ---------
TOTAL                     $3,982,213                   $90,303

                             SENIOR
                             COMPONENT             TOTAL
                             ---------             -----
CUT-OFF DATE LTV:              44.7%                 59.3%
CUT-OFF DATE LOAN/SF:       $312.05                $413.88
MAT/ARD LTV:                   38.7%                 53.3%
UW DSCR:                        2.39x                 1.87x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      386,587

LOCATION:                         Jersey City, New Jersey

YEAR BUILT / YEAR RENOVATED:      1987 / 2000

COLLATERAL:                       The subject property is a three-level, 918,229
                                  square foot super-regional mall anchored by
                                  Sears, Macy's, and JC Penney located in Jersey
                                  City, New Jersey. The collateral consists of
                                  386,587 square feet of in-line space
                                  (including a 12-screen movie theater), a 3,650
                                  space two-story garage, and the fee interest
                                  in the ground under the 192,000 square foot
                                  Sears store. JC Penney owns their store &
                                  Macy's has been excluded from the collateral.
SALES ($PSF OR SCREEN):
                               1999          2000       PROJECTED 2001
                               ---------------------------------------
MALL STORES < 10,000 SF        $537          $505                 $500
TOTAL MALL STORES              $499          $484                 $464
CINEPLEX ODEON             $543,167      $536,750             $545,166

MAJOR TENANTS:
                                                              2000      LEASE
TENANT                     SF        % SF     RENT PSF    SALES/SF    EXP. YR
------                     --        ----     --------    --------    -------
Pay Half               26,051        6.7%       $14.00        $228*      2004
The Limited            20,063        5.2%       $30.00        $317       2004
Express                10,383        2.7%       $32.00        $316       2005

* Pay half opened in 2000, reflects 2001 projected sales.

CURRENT OCCUPANCY:                97.7% (as of 9/21/01)

NOI TTM  (6/30/01):               $23,912,905
           FY 2000:               $22,920,085
           UW:                    $23,225,560

APPRAISED VALUE:                  $270,000,000

APPRAISAL DATE:                   9/14/01

               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                 WESTCOAST GRAND

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                        CUT-OFF DATE
                             --------                        ------------
PRINCIPAL BALANCE:           $36,050,000                     $35,879,968
% OF POOL BY IPB:            3.5%

SELLER:                      JPM

LOAN DATE:                   6/14/01

INTEREST RATE:               7.93%

MATURITY DATE:               7/1/11

REMAINING AMORTIZATION:      295 months

SPONSOR: WestCoast Hospitality Corporation (NYSE: WEH) owns, operates and franchises 45 full service hotels (8,500 rooms) throughout the Western United States, all of which are three and four star hotels.

CALL PROTECTION:             Lockout 24 months
                             Defeasance 87 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:
                      UPFRONT ESCROW           MONTHLY BALANCE
                      ----------------------------------------
TAXES                       $170,259                   $34,052
INSURANCE                     33,795                     5,633
REPLACEMENT RESERVES               -                    51,008
                            --------                 ---------
TOTAL                       $204,054                   $90,693

CUT-OFF DATE LTV:            59.3%

CUT-OFF DATE LOAN/ROOM:      $120,807.97

MAT/ARD LTV:                 49.2%

UW DSCR:                     1.55x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Full Service Hotel

ROOMS:                            297

LOCATION:                         Seattle, Washington

YEAR BUILT / YEAR RENOVATED:      1974 / 1996

COLLATERAL:                       The subject property is a 297 room, full
                                  service luxury hotel located in the heart of Seattle's Central Business District on Fifth
                                  Avenue. The hotel features 13,882 square feet of meeting space, an 8,900 square foot ballroom (4th largest in downtown Seattle), business center, fitness center and two restaurants.

                                                 T-12         MTD
                         1999       2000        (6/01)     (10/01)         UW
                         ----       ----        ------     -------         --
Avg. Occupancy           77.6%      74.9%        77.8%       76.3%      75.0%
ADR                      $130       $128         $132        $136       $128
RevPAR                   $101        $96         $103        $102        $96


CURRENT OCCUPANCY:                77.8%  (as of 6/30/01)

NOI TTM  (6/30/01):               $7,489,208
           FY 2000:               $7,131,220
           UW:                    $5,900,609

APPRAISED VALUE:                  $60,500,000

APPRAISAL DATE:                   5/1/01


               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                              PLAZA AT WOODBRIDGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------

PRINCIPAL BALANCE:           $36,000,000                         $35,814,360

% OF POOL BY IPB:            3.5%

SELLER:                      JPM

LOAN DATE:                   6/6/01

INTEREST RATE:               7.48%

MATURITY DATE:               7/1/12

REMAINING AMORTIZATION:      295 months

SPONSOR: Irwin Ackerman, Simona Ackerman, Marcia Riklis and Ira D. Riklis own 25% each. Irwin Acherman is the General Partner with the remaining individuals being limited partners. He controls approximately 1.5 million square feet of retail space. Gross rent income exceeds $25 million with a net value exceeding $100 million.

CALL PROTECTION:             Lockout 24 months
                             Defeasance 99 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

TAXES                       $246,058                   $61,514
REPLACEMENT RESERVES               -                     5,202
TI/LC                              -                     4,167
OTHER                      4,000,000                         -
                           ---------                   -------
TOTAL                     $4,246,058                   $70,883

CUT-OFF DATE LTV:              65.1%

CUT-OFF DATE LOAN/SF:        $86.06

MAT/ARD LTV:                   51.5%

UW DSCR:                       1.37x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      416,160

LOCATION:                         Woodbridge, New Jersey

YEAR BUILT / YEAR RENOVATED:      1962 / 2000

COLLATERAL:                       The subject property is a 416,160
                                  square foot anchored shopping center
                                  consisting of six structures. The
                                  largest at 344,764 square feet
                                  contains 11 tenant spaces which
                                  includes 60,112 square feet of
                                  office space on the second floor.
                                  The next largest building is an 10
                                  tenant, 41,077 square foot retail
                                  building. The four other buildings
                                  are occupied by single tenants on
                                  ground leases.
MAJOR TENANTS:

TENANT                          SF       %SF    RENT PSF    LEASE EXP. YR.
------                          --       ---    --------    -------------
HUFFMAN KOOS                76,039     18.3%      $14.00              2010
PEARL ARTS & CRAFTS         62,351     15.0%       $6.76              2008
TOYS R US                   49,265     11.8%      $16.79              2012



CURRENT OCCUPANCY:                97.2%  (as of 8/6/01)

NOI TTM  (6/30/01):               $3,780,545

           FY 2000:               $3,193,402

           UW:                    $4,739,143

APPRAISED VALUE:                  $55,000,000

APPRAISAL DATE:                   4/6/01

               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                 WESTGAGE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $25,800,000                           $25,764,765

% OF POOL BY IPB:            2.5%

SELLER:                      PNC

LOAN DATE:                   9/25/01


INTEREST RATE:               7.24%

MATURITY DATE:               10/1/11


REMAINING AMORTIZATION:      358 months


SPONSOR:                     Randall Benderson is the president and
                             CEO of Benderson Development Company,
                             Inc. BDCI owns and operates over 700
                             properties totaling 35 million square
                             feet of space valued at over $2.3 billion.

CALL PROTECTION:             Lockout 34 months
                             Defeasance 80 months
                             Open 4 months


CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:


                      UPFRONT ESCROW           MONTHLY BALANCE
                      ----------------------------------------
TAXES                       $227,775                         -
REPLACEMENT RESERVES               -                     3,949
OTHER                         85,000                         -
                              ------                   -------
TOTAL                       $312,775                    $3,949

CUT-OFF DATE LTV:             79.9%

CUT-OFF DATE LOAN/SF:        $81.44

MAT/ARD LTV:                  70.3%

UW DSCR:                      1.27x



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      316,355

LOCATION:                         Gates, New York

YEAR BUILT / YEAR RENOVATED:      2000

COLLATERAL:                       The subject property is a newly
                                  built, class A anchored shopping
                                  center located in Gates, Monroe
                                  County, New York.  Gates is a
                                  suburban community of Rochester.
                                  Collateral is broken down into eight
                                  different segments: (1) Wal-Mart
                                  containing 204,184-sf (2) Westgate
                                  Plaza totaling 64,144-sf (3) Free
                                  standing Hollywood Video containing
                                  7,488-sf (4) Free standing Eckerd
                                  Drugs containing 12,738-sf (5)
                                  Ground lease to Applebee's (6)
                                  Ground lease to Chase Manhattan (7)
                                  The Shoppes at Westgate Park
                                  containing seventeen tenant spaces
                                  totaling 27,831-sf and (8) Ground
                                  lease to Perkins.
MAJOR TENANTS:

                                                                   LEASE
TENANT                              SF        % SF     RENT PSF   EXP. YR.
------                              --        ----     --------   --------
Wal-Mart Stores, Inc.            204,184      64.6%      $6.59      2021
Staples, Inc.                     23,942       7.6%     $11.00      2015
Eckerd Drugs                      12,738       4.0%     $21.99      2020


CURRENT OCCUPANCY:                98.0%  (as of 9/26/01)

NOI UW:                           $2,783,886

APPRAISED VALUE:                  $32,250,000

APPRAISAL DATE:                   3/17/01



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                         JUPITER MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $19,305,000                         $19,252,012

% OF POOL BY IPB:            1.9%

SELLER:                      LaSalle

LOAN DATE:                   6/29/01

INTEREST RATE:               7.25%

MATURITY DATE:               8/1/11


REMAINING AMORTIZATION:      356  months

SPONSOR: SC/GA Apartment Ventures, LLC which is a joint venture between Jupiter Realty Corp and GBAM, a subsidiary of GE Capital Corp.

CALL PROTECTION:             Lockout 24 months
                             Defeasance 89 months
                             Open 3 months

CROSS-COLLATERALIZATION:     Yes - Six cross collateralized and cross
                             defaulted loans

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------
TAXES                       $106,259                   $13,052
INSURANCE                     41,846                    11,205
REPLACEMENT RESERVES         170,423                    16,033
OTHER                         21,204                         -
                              ------                   -------
TOTAL                       $339,733                   $40,290


CUT-OFF DATE LTV:              77.1%

CUT-OFF DATE LOAN/UNIT:   $23,139.44

MAT/ARD LTV:                   68.0%

UW DSCR:                       1.28x



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:      Portfolio

PROPERTY TYPE:                 Multifamily

UNITS:                         832

LOCATION:                      Sumter, SC; Greenville, SC;
                               Spartanburg, SC; Brunswick, GA;
                               Spartanburg, SC; and Rock Hills, SC

YEAR BUILT / YEAR RENOVATED:   Various

COLLATERAL:                    The subjects are cross
                               collateralized cross-defaulted
                               loans on six properties: Merritt
                               Landing, Grove Station Apartments,
                               Hidden Park Apartments, Willow
                               Glenn, Quail Pointe and Ashley Chase



                               NUMBER              AVG. RENT
                               ------              ---------
Studio                           24                 $430
One Bedroom                     141                 $420
Two bedrooms                    440                 $458
Three Bedrooms                  196                 $534
Four Bedrooms                    31                 $605
                                ---
Total                           832

CURRENT OCCUPANCY:             95.9%

NOI TTM  (4/30/01):            $2,000,218
           FY 2000:            $1,907,299
           UW:                 $2,237,668

APPRAISED VALUE:               $25,020,000

APPRAISAL DATE:                Various



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                            30 & 45 TECHNOLOGY DRIVE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------

PRINCIPAL BALANCE:           $16,200,000                          $16,159,752

% OF POOL BY IPB:            1.6%

SELLER:                      JPM

LOAN DATE:                   7/2/01

INTEREST RATE:               7.64%

MATURITY DATE:               8/1/11

REMAINING AMORTIZATION:      356 months

SPONSOR: Total ownership is divided equally between Charles Krauser, John Goltra and Albert D. Angelo. In 1979, these three individuals formed Atlantic Development and Management Corp. ADMC has built, and currently manages over 800,000 square feet in the region. Combined all three members have liquidity over $3.75 million and a net worth in excess of $57 million.

CALL PROTECTION:             Lockout 24 months
                             Defeasance 88 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

TAXES                        $22,966                   $22,966
INSURANCE                      7,544                     1,886
REPLACEMENT RESERVES               -                       756
TI/LC                              -                     9,100
                           ---------                     -----
TOTAL                        $30,510                   $34,708


CUT-OFF DATE LTV:              75.2%
CUT-OFF DATE LOAN/SF:        $110.67
MAT/ARD LTV:                   66.9%
UW DSCR:                       1.26x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Portfolio

PROPERTY TYPE:                    Industrial

SQUARE FEET:                      146,011

LOCATION:                         Warren, New Jersey

YEAR BUILT / YEAR RENOVATED:      Various

COLLATERAL:                       30 Technology Drive is a 7.0 acre
                                  property. The site is improved with
                                  a two-story, Class A flex-office
                                  building totaling 100,619 square
                                  feet. There is approximately 27.1%
                                  of warehouse space at the site.  45
                                  Technology Drive is a 2.29 acre
                                  property. The site is improved with
                                  a two-story, Class A office building
                                  totaling 45,392 square feet.
MAJOR TENANTS:


                              30 TECHNOLOGY DRIVE
                              -------------------
                                                                   LEASE
TENANT                              SF        % SF     RENT PSF   EXP. YR.
------                              --        ----     --------   --------
Barringer Tech.                   28,128      28.0%      $16.50     2008
Light Path Tech.                  11,415      11.3%      $19.14     2005
The Prudential                     9,999       9.9%      $18.67     2003


                               45 TECHNOLOGY DRIVE
                               -------------------
                                                                   LEASE
TENANT                              SF        % SF     RENT PSF   EXP. YR.
------                              --        ----     --------   --------
Independent Tech.                 45,392     100.0%      $18.50     2006



CURRENT OCCUPANCY:                30 Tech. - 94.2% (as of 9/1/01)
                                  45 Tech. - 100.0% (as of 9/1/01)

NOI TTM  (4/30/01):               $1,161,567*
           FY 2000:               $1,136,254*
           UW:                    $1,969,959

APPRAISED VALUE:                  $21,500,000

APPRAISAL DATE:                   6/1/01


* historical data represents only 30 Technology Drive property



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                CRANBERRY COMMONS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $16,000,000                          $15,912,458

% OF POOL BY IPB:            1.5%

SELLER:                      PNC

LOAN DATE:                   2/9/01

INTEREST RATE:               7.71%

MATURITY DATE:               3/1/11

REMAINING AMORTIZATION:      351 months


SPONSOR: Jared A. Cooper, Joseph M. Spirer, Stephen Coslik, Donald B. Rodgers, Kenneth D. Wright and Donald P. Tarosky. Sponsors represent experienced real estate professionals with a combined net worth of over $59.5 million and

CALL PROTECTION:             Lockout 27 months
                             Defeasance 80 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

INSURANCE                          -                    $2,486
REPLACEMENT RESERVES               -                     1,889
TI/LC                              -                    16,667
OTHER                        129,770                         -
                             -------                   -------
TOTAL                       $129,770                   $21,042

CUT-OFF DATE LTV:             74.4%
CUT-OFF DATE LOAN/SF:       $105.30
MAT/ARD LTV:                  66.5%
UW DSCR:                      1.22x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      151,121

LOCATION:                         Cranberry Township, Pennsylvania

YEAR BUILT / YEAR RENOVATED:      1999

COLLATERAL:                       The subject property is a shopping
                                  center situated on 80.41 acres.
                                  Cranberry Commons is shadow anchored
                                  by Target, Kohl's and Lowes.  All
                                  three of the shadow anchors are
                                  rated "A" by S&P.  TJX Company, the
                                  parent company of TJ Maxx is rated
                                  A3 by Moody's and A- by S&P.
                                  Staples is rated BBB- by S&P.
MAJOR TENANTS:

                                                                   LEASE
TENANT                              SF        % SF     RENT PSF   EXP. YR.
------                              --        ----     --------   --------
Linens 'N Things                  31,296      20.7%      $11.00     2016
TJ Maxx                           30,003      19.9%       $8.75     2010
Staples, Inc.                     23,884      15.8%      $11.00     2015


CURRENT OCCUPANCY:                92.0%  (as of 1/31/01)

NOI UW:                           $1,719,571

APPRAISED VALUE:                  $21,400,000

APPRAISAL DATE:                   1/4/01



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                               AUGUSTA APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $15,400,000                           15,357,991

% OF POOL BY IPB:            1.5%

SELLER:                      PNC

LOAN DATE:                   7/9/01

INTEREST RATE:               7.27%

MATURITY DATE:               8/1/11

REMAINING AMORTIZATION:      356 months

SPONSOR: Franz Weinhandl has 30 years experience owning multifamily properties and has over $4,000,000 cash invested in this property.

CALL PROTECTION:             Lockout 32 months
                             Defeasance 80 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

TAXES                              -                    13,575
INSURANCE                          -                     1,096
REPLACEMENT RESERVES               -                     4,533
                              ------                     -----
TOTAL                              0                    19,204

CUT-OFF DATE LTV:               79.6%

CUT-OFF DATE LOAN/UNIT:    $56,463.20

MAT/ARD LTV:                    70.2%

UW DSCR:                        1.33x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Multifamily

UNITS:                            272

LOCATION:                         Las Vegas, Nevada

YEAR BUILT / YEAR RENOVATED:      2000

COLLATERAL:                       The subject property is comprised of
                                  18 two-story residential buildings
                                  located southwest of Las Vegas.  The
                                  property is located 12 miles south
                                  from downtown Las Vegas and
                                  approximately 8 miles southeast from
                                  the "Las Vegas Strip."


                               NUMBER              AVG. RENT
                               ------              ---------
One Bedroom                     104                 $696
Two bedrooms                    144                 $818
Three Bedrooms                   24                 $920
                                ---
Total                           272


CURRENT OCCUPANCY:                92.3%  (as of 8/20/01)

NOI UW:                           $1,751,023

APPRAISED VALUE:                  $19,300,000

APPRAISAL DATE:                   6/14/01



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                 FAIR OAKS MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $14,990,000                          $14,952,470

% OF POOL BY IPB:            1.4%

SELLER:                      LaSalle

LOAN DATE:                   7/11/01

INTEREST RATE:               7.61%

MATURITY DATE:               8/1/08


REMAINING AMORTIZATION:      356 months

SPONSOR: Shostak Brothers & Company is one of the largest full service real estate companies in Michigan. The company currently manages over $1 billion of properties, including four regional malls, nine neighborhood centers, two office buildings and three mixed-use developments.

CALL PROTECTION:             Lockout 31 months
                             Defeasance 46 months
                             Open 3 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

 TAXES                      $142,115                   $35,529
INSURANCE                     46,765                     4,677
REPLACEMENT RESERVES               -                     4,465
TI/LC                              -                    15,711
                           ---------                    ------
TOTAL                       $188,880                   $60,382


CUT-OFF DATE LTV:              66.5%

CUT-OFF DATE LOAN/SF:         $41.87

MAT/ARD LTV:                   62.0%

UW DSCR:                       1.25x



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      357,142

LOCATION:                         Columbus, Indiana

YEAR BUILT / YEAR RENOVATED:      1990 / 1998

COLLATERAL:                       The subject property is an enclosed,
                                  class B, mall which is located in
                                  the south-central part of the state,
                                  approximately 45 miles south of
                                  Indianapolis.  The property has an
                                  excellent mixture of national,
                                  regional and local tenants.  It is
                                  anchored by Kmart, an Elder -Beerman
                                  and a JC Penney.  2000 sales for
                                  in-line space totaled approximately
                                  $205 PSF.

MAJOR TENANTS:

TENANT                    SF        %SF      RENT PSF        LEASE EXP. YR.
------                    --        ---      --------        --------------
K-MART                  86,479     24.2%       $4.50              2014
ELDER BEERMAN           73,446     20.6%       $6.01              2019
JC PENNEY               34,160      9.6%       $1.37              2004


CURRENT OCCUPANCY:                89.0%  (as of 6/29/01)

NOI        TTM (4/01):            $2,138,103
           FY 2000:               $2,289,271
           UW:                    $1,833,667

APPRAISED VALUE:                  $22,500,000

APPRAISAL DATE:                   5/16/01



               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                             THE WINDWARD APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                            CUT-OFF DATE
                             --------                            ------------
PRINCIPAL BALANCE:           $13,500,000                          $13,480,538

% OF POOL BY IPB:            1.3%

SELLER:                      PNC

LOAN DATE:                   9/27/01

INTEREST RATE:               7.02%

MATURITY DATE:               10/1/11


REMAINING AMORTIZATION:      358 months

SPONSOR: The MBS Companies is a group of interrelated companies which together provide real estate and investment services to individuals, owners, investors, both national and international and institutional clients. The company currently owns and manages 64 multifamily properties containing 11,570 apartment units; acquisition prices total approximately $290 million. Since their inception, the MBS Companies' have formed 84 ownership entities for the acquisition of multi-family properties valued in excess of $360 million.

CALL PROTECTION:             Lockout 33 months
                             Yield Maintenance 81 months
                             Open 4 months

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                      UPFRONT ESCROW           MONTHLY BALANCE
                      --------------           ---------------

TAXES                              -                    29,989
INSURANCE                          -                     3,612
REPLACEMENT RESERVES         182,000                     5,708
                             -------                     -----
  TOTAL                      182,000                    39,309


CUT-OFF DATE LTV:              78.4%

CUT-OFF DATE LOAN/UNITS:  $49,199.04

MAT/ARD LTV:                   68.6%

UW DSCR:                       1.26x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Multifamily

UNITS:                            274

LOCATION:                          Webster, Texas

YEAR BUILT / YEAR RENOVATED:      1991

COLLATERAL:                       The subject property is comprised of
                                  20 two-story residential buildings
                                  and the clubhouse building contains
                                  the leasing offices, lounge and
                                  kitchen areas.

                               NUMBER              AVG. RENT
                               ------              ---------
One Bedroom                      48                 $625
Two bedrooms                    132                 $746
Three Bedrooms                   94                 $951
                                ---
Total                           274



CURRENT OCCUPANCY:                94.1%  (as of 9/24/01)

NOI       (7/31/01):              $1,255,037
           FY 2000:               $1,302,039
           UW:                    $1,425,010

APPRAISED VALUE:                  $17,200,000

APPRAISAL DATE:                   8/27/01